UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

TRAC Intermodal LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

551112
(Primary Standard Industrial
Classification Code Number)

46-0648957
(I.R.S. Employer Identification No.)

211 College Road East
Princeton, New Jersey 08540
(609) 452-8900
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive
offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2013, Interpool, Inc., a subsidiary of TRAC Intermodal LLC (together the “Company”), announced that David Serxner will cease to serve as Senior Vice President - Operations effective September 25, 2013 (the “Separation Date”). Upon his separation from the Company, Mr. Serxner will receive the benefits to which he is entitled pursuant to the Severance Entitlement Letter from the Company to Mr. Serxner dated June 1, 2012 (the “Severance Letter”).

Pursuant to the terms of the Severance Letter, provided Mr. Serxner executes and does not revoke a release of claims, he will be entitled to receive:  (i) one year of his annual base salary in effect as of the Separation Date; and, (ii) an amount equal to the annual bonus paid to him for fiscal year 2012, prorated based on the number of days he was employed by the Company in 2013.

Item 9.01.                                        Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

10.1	Severance Entitlement Letter dated June 1, 2012 from Interpool, Inc. to David Serxner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAC Intermodal LLC

Dated: August 28, 2013	By:	/s/ Gregg Carpene
Name: Gregg Carpene
Title: General Counsel

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